UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 10, 2006

                        Schnitzer Steel Industries, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Oregon                   0-22496                93-0341923
            ------                   -------                ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


           3200 N.W. Yeon Ave.
             P.O. Box 10047
              Portland, OR                              97296-0047
              ------------                              ----------
  (Address of Principal Executive Offices)              (Zip Code)



Registrant's Telephone Number Including Area Code:  (503) 224-9900



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 10, 2006, Schnitzer Steel Industries, Inc. issued a press release announcing financial results for the fiscal quarter ended May 31, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.


Item 9.01.   Financial Statements and Exhibits

 (d)   Exhibits.
       ---------

 99.1        Press Release of Schnitzer Steel Industries, Inc. issued on July
             10, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SCHNITZER STEEL INDUSTRIES, INC.
                                         (Registrant)


Dated: July 10, 2006              By:    /s/ Gregory J. Witherspoon
                                         ------------------------------
                                         Name:  Gregory J. Witherspoon
                                         Title: Chief Financial Officer

                                  Exhibit Index
                                  -------------


Exhibit No.      Description
-----------      -----------

99.1             Press Release of Schnitzer Steel Industries, Inc. issued on
                 July 10, 2006